Exhibit 10.3

BioTime, Inc.
1010 Atlantic Avenue, Suite 102
Alameda, CA 94501
T: 510-521-3390, F: 510-521-3389
www.biotimeinc.com

August 4, 2017

Alfred D. Kingsley
[Address]

Re:	Option to Purchase up to 500,000 shares of AgeX Therapeutics, Inc.

Dear Mr. Kingsley:

For value received, BioTime, Inc, a California corporation (the “Company”) hereby grants you the option (the “Option”) to purchase up to a total of 500,000 shares of AgeX Therapeutics, Inc. (“AgeX”) common stock held by the Company, at the Exercise Price within five (5) business days following the delivery of an irrevocable Notice of Exercise of the Option specifying the number of shares of AgeX common stock you elect to purchase, and all unexercised shares of common stock shall thereafter not be subject to the Option.  The Option shall terminate upon the earlier of the closing of the purchase following exercise and the last day of the Exercise Period.

As used herein, the following terms shall have the following respective meanings:

(a)  “Exercise Period” shall mean the period commencing with the date hereof and ending at 5:00 p.m., California time, on September 2, 2017, unless sooner terminated as provided herein.

(b)  “Exercise Price” shall mean $2.00 per share of common stock of AgeX.

(c)  “Exercise Shares” shall mean up to a total of 500,000 shares of AgeX common stock owned by BioTime, Inc.

The rights represented by this Option may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above:

(a)  An executed Notice of Exercise in the form attached hereto;

(b)  Payment of the Exercise Price, at the election of the election of the Purchaser, in cash, check; or delivery of a whole number of shares of Company common stock (rounded up) then owned by you (without restrictions) valued at the closing price as quoted on the national securities exchange on the trading date that immediately precedes the delivery of the Notice of Exercise, and

(c)  Such documentation as the Company may require in order to sell and issue the shares subject to purchase in compliance with applicable securities laws, including the Securities Act of the 1933, as amended (the “Securities Act”), or any exemption thereunder, which documentation may include, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company, that the exercise of this Option will not require registration of such Exercise Shares under the applicable securities laws.

If the Option is exercised only in part, the right to purchase any remaining unexercised shares of AgeX common stock shall be forfeited.

You hereby represent and warrant that you are acquiring the Option and the Exercise Shares solely for your account for investment and not with a view to or for sale or distribution of said Option or Exercise Shares or any part thereof.  You also represent that the entire legal and beneficial interests of the Option and Exercise Shares you are acquiring are being acquired for, and will be held for, your account only.

You understand that the Option and the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of AgeX is to be effected.  You realize that the basis for the exemption may not be present if, notwithstanding its representations, you have a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  You hereby represent that you have no such present intention.

You recognize that the Option and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  You recognize that AgeX has no obligation to register the Option or the Exercise Shares, or to comply with any exemption from such registration.

You are aware that neither the Option nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about AgeX, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  You are aware that the conditions for resale set forth in Rule 144 have not been satisfied and that AgeX presently has no plans to satisfy these conditions in the foreseeable future.

You understand and agree that all certificates or book entries evidencing the shares to be issued to you may bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This Option and all rights hereunder are not transferable.

Sincerely,

BIOTIME, INC.

By:	s/Russell L. Skibsted
Russell L. Skibsted
Chief Financial Officer

AGREED AND ACCEPTED:

s/Alfred D. Kingsley
Alfred D. Kingsley

NOTICE OF EXERCISE

TO:  BioTime, Inc.

(1)         The undersigned hereby elects to purchase ________ shares of the common stock of AgeX Therapeutics, Inc. (“AgeX”) from BioTime, Inc. (the “Company”) pursuant to the terms of the attached Option, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)          Please issue a certificate or certificates representing said shares of common stock of AgeX in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)         The undersigned represents that (i) the aforesaid shares of AgeX common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of AgeX’s business affairs and financial condition and has acquired sufficient information about the AgeX to reach an informed and knowledgeable decision regarding its investment in AgeX; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of AgeX common stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of AgeX common stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about AgeX and AgeX has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of AgeX common stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided AgeX with an opinion of counsel satisfactory to AgeX, stating that such registration is not required.

(4)         The undersigned hereby undertakes to provide such documentation as the Company may require in order to sell and issue the shares of AgeX common stock subject to purchase in compliance with applicable securities laws, including the Securities Act, or any exemption thereunder, which documentation may include, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company, that the exercise of the Option will not require registration of such shares of AgeX common stock under the applicable securities laws.

(Date)	(Signature)

(Print name)